SECURITIES AND EXCHANGE COMMISSION

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                 Date of Report
               (Date of earliest event reported): January 17, 2003
                                                  ----------------

                             Advanced Photonix, Inc.
                             -----------------------
             (Exact Name of Registrant as specified in its Charter)



    Delaware                            1-11056                 33-0325836
--------------------------------------------------------------------------------
(State  or other  jurisdiction        (Commission              (IRS Employer
       of incorporation)              File Number)           Identification No.)



                 1240 Avenida Acaso, Camarillo, California 93012
                 -----------------------------------------------
               (Address of Principal Executive Offices) (ZIP Code)





                         Registrant's telephone number,
                      including area code: (805) 987-0146
                                           --------------

Item 2.  Acquisition or Disposition of Assets.

     (a) On January 17, 2003, Advanced Photonix, Inc. ("API"), purchased from the Sellers named in the Stock Purchase Agreement, attached hereto as Exhibit 2.1, all of the issued and outstanding shares of common stock of Texas
Optoelectronics, Inc. ("TOI"), a privately owned custom manufacturer of optoelectric components and assemblies. None of the Sellers is an affiliate of API, or any of API's executive officers, directors or principal shareholders. The purchase price was 1,000,000 shares of API Class A Common Stock, subject to an adjustment based on the TOI's financial statements as of January 17, 2003. In addition, at closing API paid off a debt of TOI in the total amount of $1,200,000 representing principal and interest. This purchase price was determined through arm's-length negotiations between the parties. API used internally generated cash to pay off the TOI debt.

     (b) The principal assets owned by Sellers are its customer base, its equipment used in the manufacture and assembly of custom optoelectric semiconductor based components, hybrid assemblies and other proprietary solid-state light and radiation detection devices, and related inventory and raw materials. API intends to terminate operations at TOI's facility in Garland, Texas and move the TOI assets to API facilities where API intends to continue to use these assets for these purposes.


Item 7.  Financial Statements and Exhibits

(a)  Financial Statements.
     ---------------------
     The financial statements of Texas Optoelectronics, Inc. for the 11 months ended November 30, 2002 audited by Farber & Hass LLP, Independent Certified Public Accountants, are included in this filing.

(b)  Pro  Forma  Information.
     ------------------------
     It is impracticable to provide the pro forma financial information required under this Item as of the date this Current Report on Form 8-K must be filed. The required pro forma financial information will be filed by amendment hereto as soon as practicable, but in any event not later than 60 days after the date hereof.

(c)  Exhibits:
     ---------
     Item Ref
     in 17 CFR                                                           Exhibit
     229.601(b)  Exhibit                                                  Number
     ----------  -------                                                 -------
         2       Stock Purchase Agreement dated January 17, 2003, by        2.1
                 and among API and the Stockholders named therein.

        23       Consent of Farber & Hass LLP, Independent Certified       23.1
                 Public Accountants, to the filing of the Financial
                 Statements of Texas Optoelectronics, Inc. included herein.

Following are the financial statements of Texas Optoelectronics, Inc. for the eleven months ended November 30, 2002, which include:
(1)  Independent Auditors' Report
(2)  Balance Sheet
(3)  Statement of Operations
(4)  Statement of Shareholders' Equity (Deficit)
(5)  Statement of Cash Flows
(6)  Notes to Financial Statements

INDEPENDENT AUDITORS' REPORT


To the Board of Directors and Shareholders of Texas Optoelectronics, Inc.:

We have audited the accompanying balance sheet of Texas Optoelectronics, Inc. (the "Company") as of November 30, 2002 and the related consolidated statements of operations, shareholders' deficit and cash flows for the eleven months ended November 30, 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company at November 30, 2002 and the results of its operations and its cash flows for the eleven months ended November 30, 2002 in conformity with accounting principles generally accepted in the United States.






/s/ Farber & Hass LLP
January 8, 2003
Oxnard, CA

                           TEXAS OPTOELECTRONICS INC.

                                  BALANCE SHEET

                                November 30, 2002


ASSETS

Current assets:
    Cash and cash equivalents                                        $ 205,110
    Trade accounts receivable, net of reserves of $20,000              527,917
    Inventory, net                                                     304,918
    Prepaid expenses and other current assets                           73,508
                                                                    ----------
                  Total current assets                               1,111,453


Property and equipment, net                                            106,343

Assets held for sale                                                    10,395
                                                                    ----------
                                                                    $1,228,191
                                                                    ==========

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
    Note payable                                                      $ 27,206
    Accounts payable                                                   164,864
    Accrued payroll                                                     73,268
    Accrued bonuses                                                     38,000
    Customer advances                                                   54,254
    Other accrued expenses                                              63,312
    Current portion of long-term debt                                   47,575
                                                                    ----------
                  Total current liabilities                            468,479

Long-term debt, net of current portion                                  25,635
Long-term debt due to a shareholder                                  1,200,000

Shareholders' equity (deficit):
    Preferred stock
        no par value, 100,000,000 shares
        authorized, none issued and outstanding                           --
    Common stock
        $0.01 par value, 100,000,000 shares
        authorized, 14,363,395 shares issued and
        outstanding                                                    143,634

    Additional paid-in capital                                       1,827,833
    Accumulated deficit                                             (2,437,390)
                                                                    ----------
                  Total shareholders' equity (deficit)                (465,923)

Commitments and contingencies (Note 8)
                                                                    $1,228,191
                                                                    ==========




                     The accompanying notes are an integral
                       part of these financial statements.

                           TEXAS OPTOELECTRONICS INC.

                            STATEMENT OF OPERATIONS

                  for the eleven months ended November 30, 2002



Net sales                                                           $2,836,954
Cost of goods sold                                                   2,244,257
                                                                    ----------
         Gross profit                                                  592,697

Selling, general and administrative expenses                           896,508
                                                                    ----------
         Loss from operations                                         (303,811)

Other income (expense):
         Interest expense                                             (171,828)
         Interest income                                                 2,810
         Other income                                                    6,507
         Loss on sale of assets                                        (23,189)
                                                                    ----------
Total Other Expense                                                   (185,700)

                  Net loss                                           ($489,511)
                                                                    ==========























                     The accompanying notes are an integral
                       part of these financial statements.

                           TEXAS OPTOELECTRONICS INC.

                   STATEMENT OF SHAREHOLDERS' EQUITY (DEFICIT)

                  for the eleven months ended November 30, 2002






                                    Preferred         Additional            Paid-In                 Accumulated
                                      Stock          Common Stock           Capital                   Deficit             Total
                                    ---------        ------------         -----------               -----------          -------
Balance, December 31, 2001            $ -0-            $143,728           $1,827,833                ($1,947,879)         $23,682

Issuance of preferred
stock  (15,000,000 shares)            15,000                                                                              15,000

Purchase of common stock                                    (94)                                                             (94)
(9,379 Shares)

Redemption of preferred stock        (15,000)                                                                            (15,000)

Net Loss                                                                                               (489,511)        (489,511)
                                    ---------------------------------------------------------------------------------------------
Balance, November 30, 2002          $   -0-            $143,634           $1,827,833                ($2,437,390)       ($465,923)
                                    =============================================================================================



























                     The accompanying notes are an integral
                       part of these financial statements.

                           TEXAS OPTOELECTRONICS INC.

                             STATEMENT OF CASH FLOWS

                  for the eleven months ended November 30, 2002

                           Increase (Decrease) in Cash

Cash flows from operating activities:
    Net loss                                                          ($489,511)
    Adjustments to reconcile net loss to net cash
    used by operating activities:
        Depreciation and amortization                                    85,687
        Loss on sale of assets                                           23,189
        Increase in trade accounts receivable                          (134,279)
        Decrease in inventory                                           229,375
        Decrease in prepaid expenses and other current assets            88,907
        Increase in accounts payable                                     56,709
        Decrease in accrued expenses and customer advances             ( 61,785)
                                                                    ------------
             Net cash used by operating activities                     (201,708)
                                                                    ------------
Cash flows from investing activities:
    Proceeds from asset sales                                           347,241
    Capital expenditures                                                (11,262)
                                                                    ------------
             Net cash provided by investing activities                  335,979
                                                                    ------------
Cash flows from financing activities:
    Principal payments on note payable                                  (11,290)
    Principal payment on shareholder notes                             (435,000)
    Principal payment on capital leases                                 (60,093)
    Purchases of common stock                                               (94)
                                                                    ------------
             Net cash used in financing activities                   (  506,477)
                                                                    ------------

Net decrease in cash in cash and cash equivalents                      (372,206)

Cash and cash equivalents at beginning of period                        577,316
                                                                    ------------
Cash and cash equivalents at end of period                              205,110
                                                                    ============
Supplemental disclosure of cash flow information:
    Cash paid during the period for interest                         $  170,266
                                                                    ============

Supplemental disclosure of non-cash financing activities:

    Issuance of preferred stock for accrued interest                 $   15,000
                                                                    ============

    Redemption of preferred stock by issuing debt                    $   15,000
                                                                    ============

    Insurance premiums financed using a note payable                 $   38,496
                                                                    ============






                     The accompanying notes are an integral
                       part of these financial statements

                           TEXAS OPTOELECTRONICS INC.

                          NOTES TO FINANCIAL STATEMENTS



1.        Significant Accounting Policies:
          --------------------------------
          General
          -------
          The Company currently operates a facility in Garland, Texas. The Company designs, manufactures and markets custom optoelectronic components and assemblies. Custom assembly of printed circuit boards and mechanical assemblies is performed in a strategic partner's facility in Juarez, Mexico. The Company's fiscal year end is December 31.

          Concentration of Credit Risk:
          -----------------------------
          Financial instruments, which potentially subject the Company to concentrations of credit risk, consist principally of cash, cash equivalents and trade accounts receivable. At November 30, 2002, substantially all cash and cash equivalents were on deposit at Comerica Bank N.A.

          At November 30, 2002, two customers accounted for 36% and 13% respectively, of the Company's trade receivables. The Company performs ongoing credit evaluations of its customers and normally does not require collateral to support accounts receivable.

          Cash Equivalents
          ----------------
          The Company considers all highly liquid debt instruments purchased with an original maturity of three months or less to be cash equivalents.

          Revenue Recognition
          -------------------
          The Company enters into two basic types of subcontracts:

               Progress Billed Subcontracts
               ----------------------------
               The Company bills customers based on total costs incurred, less a percentage for retainage which is due as completed units are delivered under the subcontract. Revenues and costs are recognized using the percentage-of-completion method.

               Non-progress Billed Subcontracts
               --------------------------------
               The Company bills customers as units are shipped and revenues and costs are recognized on the same basis.

          Changes in production performance and estimated total production costs may result in revisions to cost and income and are recognized in the period in which the revisions are determined. Changes which result in contract losses are recognized in the period when the loss is determined.

          Cash received in advance of shipment is deferred as a liability in the accompanying financial statements.

                           TEXAS OPTOELECTRONICS INC.

          Inventory
          ---------
          Inventory is valued at the lower of cost or market with cost determined using the first-in, first-out ("FIFO") method. Inventory is comprised primarily of raw materials, work in process and finished goods. A provision for obsolete and slow moving inventory is recognized in the period when such determinations are made.

          Property and Equipment
          ----------------------
          Property and equipment are stated at cost. Depreciation and amortization are provided by the straight-line method for financial reporting purposes and the accelerated cost recovery system and the modified accelerated cost recovery system for tax reporting purposes. The cost of property and equipment is depreciated over the estimated useful lives of the related assets (3 to 5 years for personal property and equipment and 31.5 years for the building). The cost of leasehold improvements is amortized over the lesser of the length of the related lease or the estimated useful lives of the assets. Gains and losses from retirements and dispositions of property and equipment are recognized in the period incurred. Maintenance and repairs are expensed when incurred; renewals and betterments are capitalized.

          Impairment of Long-Lived Assets and Assets to be Disposed of
          ------------------------------------------------------------
          SFAS No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Statement requires that long-lived assets and certain identifiable intangibles be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to future net cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured as the amount by which the carrying amounts of the assets exceed the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell.

          During 2002, the Company sold one of its manufacturing facilities and reclassified certain excess assets with a book value of $10,395 to Assets held for sale. The carrying value of the assets exceed their fair value less costs to sell and no impairment loss was incurred.

          Warranty Reserve:
          -----------------
          The Company offers a warranty of 3 months to one year for major product groups and maintains a reserve against sales and anticipated future losses.

          Income Taxes
          ------------
          The Company recognizes deferred tax liabilities and assets for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred tax liabilities and assets are determined based on the difference between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse.

          Use of Estimates
          ----------------
          Financial statements prepared in conformity with generally accepted accounting principles require management to make estimates and assumptions about reported amounts of assets and liabilities, disclosure of contingent assets and liabilities and reported amount of revenues and expenses. Management must also make estimates and judgments about future results of operations related to specific elements of the business in assessing recoverability of assets and recorded values of liabilities. Actual results could differ from those estimates.

                           TEXAS OPTOELECTRONICS INC.

          Research and Development
          ------------------------
          The Company is engaged in a number of projects to develop products for industries it believes have market prospects. The Company's research and development costs are charged to operations when incurred.

          Fair Value of Financial Instruments
          -----------------------------------
          The fair and carrying values of cash equivalents, accounts receivable, accounts payable, short-term debt and accrued liabilities and those potentially subject to valuation risk at November 30, 2002 approximated fair value due to their short maturity or nature.

          The fair value of notes payable to a shareholder at November 30, 2002 are materially consistent with the related carrying values based on current rates offered to the Company for instruments with similar maturities.

          Impact of New Accounting Standards:
          -----------------------------------
          Statement of Financial Standards ("SFAS") Nos. 141 "Business Combinations" is effective for business combinations after June 30, 2001. It requires that the "purchase method" of accounting be used to account for all business combinations and specifies criteria for an acquired intangible asset to be recognized separately from goodwill. SFAS No. 142 is effective for financial statements beginning after December 15, 2000. It requires that goodwill no longer be amortized, but tested for impairment on an annual basis. The Company adopted the provisions of SFAS Nos. 141 and 142 on January 1, 2001.

          In August 2001, the FASB issued SFAS No. 143 "Accounting for Asset Retirement Obligations." SFAS 143 establishes accounting standards for recognition and measurement of a liability for the costs of asset retirement obligations. Under SFAS 143, the costs of retiring an asset will be recorded as a liability when the retirement obligation arises, and will be amortized to expense over the life of the asset. The Company does not expect any effect on financial position or results of operations from the adoption of this statement.

          SFAS 144 establishes a single accounting model for the impairment or disposal of long-lived assets, including discontinued operations. SFAS 144 superseded SFAS 121 and APB Opinion No. 30, "Reporting the Results of Operations-Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions". The provisions of SFAS 144 are effective in fiscal years beginning after December 15, 2001, with early adoption permitted, and in general are to be applied prospectively. The Company adopted SFAS 144 on January 1, 2002. It did not have a material impact on its results of operations or financial position.

          In June 2002, the FASB issued SFAS 146 "Accounting for Costs Associated with Exit or Disposal Activities", which nullifies EITF Issue 94-3. SFAS 146 is effective for exit and disposal activities that are initiated after December 31, 2002 and requires that a liability for a cost associated with an exit or disposal activity be recognized when the liability is incurred, in contrast to the date of an entity's commitment to an exit plan, as required by EITF Issue 94-3. The Company will adopt the provision of SFAS 146 effective January 1, 2003 and believes that this will not have a material impact on its results from operations or financial position

2.        Inventory:
          ----------
          Inventory consists of the following at November 30, 2002

             Raw materials and supplies                              $ 441,980
             Work in process                                            79,913
             Finished goods                                            186,430
             Progress billed inventory                                 (27,174)
             Customer prepaid inventory                                (25,576)
             Reserve for obsolete and slow moving inventory           (350,655)
                                                                     ---------
                                                                     $ 304,918
                                                                     =========

                           TEXAS OPTOELECTRONICS INC.

3.        Property and equipment:
          -----------------------
          Property  and  equipment  at  November  30,  2002   consisted  of  the
          following:

             Leasehold improvements                                $    15,417
             Furniture fixtures and equipment                          617,514
             Assets under capital leases                               243,218
                                                                   -----------
                                                                       876,149

             Less accumulated depreciation and amortization            769,806
                                                                   -----------
                                                                   $   106,343
                                                                   ===========

          Included in accumulated depreciation and amortization is $154,991 related to assets under capital leases.

4.        Note Payable
          ------------
          In August 2002, the Company financed $38,496 of insurance premiums. The note is payable at $3,991 per month including interest at 7.99% per annum. The note will mature in June 2003.

5.        Long-Term Debt:
          ---------------
          Long-term debt consists of the following at November 30, 2002:

          Note  payable,  to a  shareholder,  bearing  interest
          at 12% per annum payable monthly, principal payable
          January 20, 2004                                            $425,000

          Note  payable,  to a  shareholder,  bearing  interest
          at 12% per annum payable monthly, principal payable
          January 20, 2004                                             765,000

          Capitalized  leases,  bearing  interest at rates
          ranging from 11.4% to 20% per annum, principal and
          interest of $6,216 due monthly                                83,210
                                                                    ----------
                                                                     1,273,210

          Less current portion                                         (47,575)
                                                                    ----------
                                                                    $1,225,635
                                                                    ==========

          Following is a summary of maturities of long-term debt for the fiscal years ending December 31:

             2003                         $   47,575
             2004                          1,210,709
             2005                              8,965
             2006                              5,961
             2007                                --

          The shareholder loans are collateralized by a first and second lien on all the Company's assets. The proceeds were used to pay off a Bank line of credit and a note payable to a bank.

6.        Capital Transactions:
          ---------------------
          During the eleven months ended November 30, 2002, the Company reacquired 9,379 shares of TOI's common stock for cash at the price originally paid per share from a terminated employee pursuant to terms of stock repurchase agreement.

                           TEXAS OPTOELECTRONICS INC.

7.        Preferred Stock:
          ----------------
          The Board of Directors is entitled to establish the rights of preferred shares when issued. Currently, no preferred shares are issued and outstanding and as such the voting rights, dividend rate, and other preferences of the preferred shares are not determined.

8.        Commitments and Contingencies:
          ------------------------------
          The Company leases its facility in Garland, Texas under an operating lease. The facility lease may be cancelled by giving a 240 day notice. Future minimum rentals required under these leases are as follows for the fiscal years ending:
              2003                      $48,414
              2004                        7,140
              2005                          --
              2006                          --
              2007                          --
                                        -------
          Total minimum payments        $55,554
                                        =======

          Rental expense was $46,983 for the eleven months ended November 30, 2002.

          From time to time, the Company is subject to various legal proceedings arising in the ordinary conduct of its business. It is the opinion of management that the ultimate disposition of any such proceedings would not have a material adverse effect on the Company's financial condition or results of operations.

9.        Income Taxes:
          -------------
          Temporary differences and carryforwards which give rise to deferred tax asset and liabilities are summarized as follows:

          Assets
          ------
          Vacation accrual                                 $     20,217
          Inventory reserve                                     119,222
          Research credit carryforward                          114,733
          Tax Loss carryforward                                 795,091
          Inventory cost capitalization                          16,870
                                                           ------------
                                                              1,066,133

          Liabilities
          -----------
          Depreciation                                           14,788
                                                           ------------
          Net deferred taxes                                  1,051,345
          Valuation allowance                                (1,051,345)
                                                           ------------
                  Total deferred taxes                     $      -0-
                                                           ============

          In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers projected future taxable income and tax planning strategies in making this assessment. Based upon the level of historical taxable losses, management believes it is more likely than not the Company will not realize the benefits of these deductible differences and has established a valuation allowance to fully reserve the deferred tax assets at November 30, 2002. Additionally, the ultimate realizability of net operating losses may be limited by change of control provisions under Section 382 of the Internal Revenue Code.

                           TEXAS OPTOELECTRONICS INC.

          The Company has net operating loss carryforwards of approximately $2,300,000 which expire beginning in 2011. The research credit carryforward expires beginning in 2003.

10.       Major Customers:
          ----------------
          The Company has three major customers, which represent approximately 45% (20%, 15%, and 10% respectively) of the total sales for the eleven months ended November 30, 2002. Amounts due from these customers comprise approximately 18% of accounts receivable at November 30, 2002.

11.       Subsequent Event (unaudited)
          ----------------------------
          In November 2002, the Company's shareholders entered into a letter of intent to sell all of the outstanding shares of the Company's Stock to Advanced Photonix, Inc. for 1 million shares of common stock of
          Advanced  Photonix.  The  letter  of  intent  also  requires  Advanced
          Photonix to pay $1,200,000 to pay off the notes payable to shareholders with accrued interest.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       ADVANCED PHOTONIX, INC.



                                   By: /s/ Brock Koren
                                       -----------------------------------
                                       Brock Koren
                                       President and Chief Executive Officer

Dated: January 31, 2003
       ----------------